EXHIBIT 10.16

                 SCHEDULE OF INDEMNITY AGREEMENTS


               Employee                      Date of Agreement

          Edward C. Benninger                February 24, 1987
          Ronald K. Calgaard                 February 16, 1996
          Terrence E. Ciliske                July 18, 1996
          Robert G. Dettmer                  October 17, 1991
          A. Ray Dudley                      July 21, 1988
          Ruben M. Escobedo                  October 1, 1994
          Peter A. Fasullo                   July 18, 1996
          Gregory C. King                    January 23, 1997
          James L. Johnson                   April 25, 1991
          Lowell H. Lebermann                February 24, 1987
          E. Baines Manning                  July 16, 1986
          Stan L. McLelland                  February 24, 1987
          Susan Kaufman Purcell              October 1, 1994


    Each of these agreements is in substantially the same form as the agreement described in Exhibit 10.15 to the Valero Energy Corporation Annual Report on Form 10-K for the year ended December 31, 1996.